Exhibit 10.62
SECOND AMENDMENT TO LEASE AGREEMENT
This SECOND AMENDMENT TO LEASE AGREEMENT ("Amendment"), effective as of January 1, 2023 (for purposes of this Amendment, the "Effective Date"), is entered into between ERIE INSURANCE EXCHANGE ("Tenant"), a reciprocal insurance exchange organized under the laws of Pennsylvania with principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530, acting by and through its attorney-in-fact, ERIE INDEMNITY COMPANY; and ERIE INDEMNITY COMPANY ("Landlord"), a Pennsylvania business corporation, with its principal offices and place of business also at 100 Erie Insurance Place, Erie, PA 16530 collectively referred to herein as the "Parties").
WHEREAS, Landlord and Tenant entered into that certain Home Office Agreement of Lease dated July 1, 2021 relating to certain premises located in Erie Pennsylvania (collectively, the "Lease");
WHEREAS, Landlord and Tenant have agreed to amend the Lease, upon the terms and conditions hereinafter described; and
WHEREAS, all capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Lease.
NOW, THEREFORE, for good and valuable consideration paid by Tenant to Landlord and the mutual covenants, terms, and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Lease on the terms hereof as of the Effective Date as follows:
1.Appendix A to the Lease shall be replaced in its entirety with the appendix attached to this Amendment.
2.No Default. Landlord and Tenant hereby affirm that as of the Effective Date, no breach, default or other act, error, or omission which, with the giving of notice or passage of time or both, would constitute a breach or default by either party has occurred and is continuing under the Lease.
3.Affirmation of Lease Terms. Except as modified by this Amendment, Landlord and Tenant hereby ratify the Lease and agree that the Lease shall remain unchanged and shall continue in full force and effect. In the event there is any conflict between the terms of the Lease and the terms set forth in this Amendment, the terms specifically set out in this Amendment shall control. From and after the Effective Date, any and all references to "the Lease" or "this Lease" in the Lease shall mean the Lease as modified by this Amendment.
4.Miscellaneous.
(a)Entire Agreement. This Amendment contains the entire understanding between the Parties with respect to the matters being amended as contained herein.
(b)Amendment and Modification. This Amendment may not be changed or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, or modification is sought.

(c)Further Assurances. Each of the Parties shall deliver to the other any further instruments or documents which may be reasonably required to establish to the satisfaction of the other party that it has agreed to be bound by and become liable under the terms and conditions of the Lease and this Amendment.

[Continues with signatures on next page.]

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.
    TENANT:

ERIE INSURANCE EXCHANGE, a reciprocal insurance exchange organized under the laws of Pennsylvania with principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530, acting by and through its attorney-in-fact, ERIE INDEMNITY COMPANY

    By: /s/ Gregory J. Gutting
        Gregory J. Gutting
        Executive Vice President and Chief
        Financial Officer

LANDLORD:

ERIE INDEMNITY COMPANY, a Pennsylvania business corporation, with its principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530

    By: /s/ Brian W. Bolash
        Brian W. Bolash
        Executive Vice President, Secretary and
        General Counsel

Appendix A

Buildings

                        SIZE ABOVE/BELOW GROUND    BASE
NAME    LOCATION        RENT ABOVE/BELOW GROUND YEAR

Sixth Street Tower     125 East 6th Street    293,139 / 35,770    07/01/2021-
     Erie, PA 16501    $10.75 / $4.20        06/30/2022

Westport     4950 West 23rd Street    77,260 / n/a        07/01/2021-
     Erie, PA 16505    $8.50/ n/a        06/30/2022
H.O Hirt Building    100 Erie Insurance Place        93,127/28,217        01/01/2022-
    Erie, PA 16530            $8.95/$4.20        06/30/2022

F.W. Hirt-Perry Square     100 Erie Insurance Place        162,002/41,065    01/01/2022-
Building    Erie, PA 16530            $8.95/$4.20        06/30/2022

Petersen Center    100 Erie Insurance Place        30,724/ n/a        01/01/2022-
    Erie, PA 16530            $8.95/ n/a        06/30/2022

Holland Street Building     100 Erie Insurance Place        66,114/27,364        01/01/2022-
    Erie, PA 16530            $8.95/$4.20        06/30/2022

Lafayette Place        400 French Street            17,052/5,392     01/01/2022-
Erie, PA 16507             $8.95/$4.20        06/30/2022

Gideon Ball House        135 East 6th Street            9,200/ n/a        01/01/2022-
Erie, PA 16501             $8.95/ n/a        06/30/2022

Armory            360 East 6th Street            21,737/12,605        01/01/2022-
Erie, PA 16507             $8.95/$4.20        06/30/2022

C.F Adams/Heritage Center    101 East 6th Street            6,036/4,325        01/01/2022-
Erie, PA 16501             $8.95/$4.20        06/30/2022

O’Donnell House        410 French Street            762/711        01/01/2022-
Erie, PA 16507            $8.95//$4.20        06/30/2022

Firehouse            414 French Street            8,073/2,480        01/01/2022-
Erie, PA 16507             $8.95/$4.20        06/30/2022

French Street Ramp/        100 Erie Insurance Place        11,760/38,616        01/01/2022-
Mail Facility             Erie, PA 16530             $8.95/$4.20        06/30/2022